SUB-ITEM 77Q1

                         MFS GROWTH OPPORTUNITIES FUND

A Certification of Amendment dated July 18, 2001 to the Trust's By-Laws was contained in MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post- Effective Amendment No. 34 filed with the Securities and Exchange Commission via EDGAR on July 30, 2001. Such document is incorporated herein by reference.